Exhibit 99.3

INTERSECTIONS INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Years Ended December 31,
	(in thousands, except share and per share data)
	2012	2011	2012	2011

Revenue	$84,382	$94,142	$349,186	$373,001
Operating expenses:
Marketing	4,942	9,203	21,057	36,960
Commissions	21,101	25,406	90,721	107,198
Cost of revenue	27,106	28,116	106,829	110,657
General and administrative	23,307	21,805	81,988	74,346
Goodwill, intangible and long-lived asset impairment charges	1,804	-	1,804	-
Depreciation	2,230	2,453	9,713	9,041
Amortization	886	905	3,542	3,828
Total operating expenses	81,376	87,888	315,654	342,030

Income from operations	3,006	6,254	33,532	30,971
Interest income	3	-	3	7
Interest expense	(96)	(309)	(410)	(816)
Gain on settlement, net	-	1,413	-	1,413
Other income, net	202	31	473	282
Income before income taxes	3,115	7,389	33,598	31,857
Income tax expense	(1,505)	(3,155)	(13,898)	(13,232)
Net income	$1,610	$4,234	$19,700	$18,625

Basic earnings per common share	$0.09	$0.25	$1.11	$1.08

Diluted earnings per common share	$0.08	$0.22	$1.04	$0.97

Cash dividends paid per common share	$0.70	$0.20	$1.30	$0.70

Weighted average common shares outstanding – basic	17,981	17,265	17,807	17,214
Weighted average common shares outstanding – diluted	19,090	19,024	19,011	19,167

INTERSECTIONS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2012	December 31, 2011
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$25,559	$30,834
Accounts receivable, net	22,265	24,790
Prepaid expenses and other current assets	5,140	6,440
Income tax receivable	946	245
Deferred subscription solicitation costs	8,298	14,463
Total current assets	62,208	76,772
PROPERTY AND EQUIPMENT, net	17,316	23,818
DEFERRED TAX ASSET, net	3,014	2,188
LONG-TERM INVESTMENT	8,924	4,327
GOODWILL	43,235	43,235
INTANGIBLE ASSETS, net	7,527	11,069
OTHER ASSETS	4,129	5,342
TOTAL ASSETS	$146,353	$166,751

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$3,889	$1,526
Accrued expenses and other current liabilities	14,082	13,781
Accrued payroll and employee benefits	2,940	5,207
Current portion of debt	-	20,000
Capital leases, current portion	766	1,351
Commissions payable	665	696
Deferred revenue	6,025	4,740
Deferred tax liability, net, current portion	2,190	4,506
Total current liabilities	30,557	51,807
OBLIGATIONS UNDER CAPITAL LEASES, less current portion	1,464	2,301
OTHER LONG-TERM LIABILITIES	4,947	4,756
TOTAL LIABILITIES	$36,968	$58,864

STOCKHOLDERS' EQUITY:
Common stock	209	201
Additional paid-in capital	119,443	113,634
Treasury stock	(30,295)	(29,551)
Retained earnings	20,028	23,603
TOTAL STOCKHOLDERS’ EQUITY	109,385	107,887
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$146,353	$166,751

INTERSECTIONS INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
(In thousands)

	Years Ended December 31,
	2012	2011
Net income	$19,700	$18,625
Adjustments to reconcile net income to cash flows provided by operating activities:
Depreciation	9,713	9,041
Amortization	3,542	3,828
Amortization of debt issuance cost	73	-
Net gain on legal settlement, net of cash	-	(981)
Provision for doubtful accounts	22	(27)
Share based compensation	6,835	6,590
Excess tax benefit upon vesting of restricted stock units and stock option exercises	(1,337)	(7,214)
Amortization of non-cash consideration exchanged for additional investment	(1,146)	-
Amortization of deferred subscription solicitation costs	24,201	44,918
Foreign currency transaction gains, net	(463)	(94)
Goodwill, intangible and long-lived asset impairment charges	1,804	-
Changes in assets and liabilities:
Accounts receivable	2,082	(6,300)
Prepaid expenses and other current assets	1,300	(1,180)
Income tax, net	(702)	(2,027)
Deferred subscription solicitation costs	(16,418)	(32,454)
Other assets	908	455
Accounts payable	2,360	(3,431)
Accrued expenses and other current liabilities	950	(1,368)
Accrued payroll and employee benefits	(2,267)	2,865
Commissions payable	(31)	(92)
Deferred revenue	49	(116)
Deferred income tax, net	(1,805)	3,168
Other long-term liabilities	(424)	1,342
Cash flows provided by operating activities	48,946	35,548
CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from the sale of discontinued operations	-	1,750
Purchase of additional interest in long-term investment	(2,250)	-
Acquisition of note receivable	(500)	-
Proceeds from the sale of short-term investment	-	4,994
Acquisition of property and equipment	(5,168)	(11,543)
Proceeds from reimbursements for property and equipment	157	1,220
Cash flows used in investing activities	(7,761)	(3,579)
CASH FLOWS USED IN FINANCING ACTIVITIES:
Repayments under Credit Agreement	(20,000)	-
Borrowings under Credit Agreement	-	20,000
Cash dividends paid on common shares	(23,275)	(12,082)
Capital lease payments	(1,423)	(1,709)
Purchase of treasury stock	(744)	(19,603)
Excess tax benefit upon vesting of restricted stock units and stock option exercises	1,337	7,214
Withholding tax payment on vesting of restricted stock units and stock option exercises	(3,416)	(10,341)
Cash proceeds from stock option exercises	1,061	933
Cash flows used in financing activities	(46,460)	(15,588)
(DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(5,275)	16,381
CASH AND CASH EQUIVALENTS—Beginning of period	30,834	14,453
CASH AND CASH EQUIVALENTS—End of period	$25,559	$30,834

INTERSECTIONS INC.
OTHER DATA
(In thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2012	2011	2012	2011

Subscribers at beginning of period	4,620	4,894	4,945	4,150
Reclassed subscribers	-	-	-	148
New subscribers – indirect	47	377	575	1,597
New subscribers – direct	134	168	491	1,100
Cancelled subscribers within first 90 days of subscription	(44)	(100)	(240)	(560)
Cancelled subscribers after first 90 days of subscription	(268)	(394)	(1,282)	(1,490)
Subscribers at end of period	4,489	4,945	4,489	4,945
Non-Subscriber customers	3,480	4,525	3,480	4,525
Total customers at end of period	7,969	9,470	7,969	9,470
Indirect subscribers	51.5%	50.9%	51.5%	50.9%
Direct subscribers	48.5	49.1	48.5	49.1
	100.0%	100.0%	100.0%	100.0%

*Cancellations within first 90 days of subscription	24.3%	18.3%	22.5%	20.8%
**Cancellations after first 90 days of subscription	22.2%	23.7%	22.2%	23.7%
***Overall retention	74.7%	72.2%	74.7%	72.2%

Percentage of revenue from indirect marketing arrangements to total customer revenue	18.5%	17.6%	17.9%	15.0%

Percentage of revenue from direct marketing arrangements to total customer revenue	81.5	82.4	82.1	85.0

Total customer revenue	100.0%	100.0%	100.0%	100.0%

* Percentage of cancellation within the first 90 days to subscriber additions for the period.

** Percentage of cancellations greater than 90 days to the number of subscribers at the beginning of the period plus new subscribers during the period less cancellations within the first 90 days on a rolling 12 month basis.

*** On a rolling 12 month basis by taking subscribers at the end of the period divided by the sum of the subscribers at the beginning of the period plus additions for the period.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

Intersections Inc.
Reconciliation of Non-GAAP Financial Measures
(dollars in thousands, except for per subscriber information)

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. Consolidated adjusted EBITDA before share related compensation is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others. Share related compensation includes non-cash share based compensation, as well as, dividend equivalent cash payments to restricted stock unit ("RSU") holders and stock option holders. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies. Management strongly encourages shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

(1) Consolidated adjusted EBITDA before share related compensation, represents consolidated income (loss) before income taxes plus share related compensation, non-cash goodwill, intangible and long-lived asset impairment charges, depreciation and amortization, interest income (expense), gain on settlement, net and other income (expense). We believe that the consolidated adjusted EBITDA before share related compensation calculation provides useful information to investors because they are indicators of our operating performance. Consolidated adjusted EBITDA before share related compensation is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and management use consolidated adjusted EBITDA before share related compensation to evaluate the operating performance of the company and to make compensation and bonus determinations.

We provide this information to show the impact of share related compensation on our operating results, as it is excluded from our internal operating and budgeting plans and measurements of financial performance; however, we do consider the dilutive impact to our shareholders when awarding share related compensation and consider both the Black-Scholes value and GAAP value in connection therewith, and value such awards accordingly.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

We do not consider share related compensation charges when we evaluate the performance of our individual business groups or formulate our short and long-term operating plans. Due to its nature, individual managers generally are unable to project the impact of share related compensation and accordingly we do not hold them accountable for the impact of equity award grants. When we consider making share related compensation grants, we primarily take into account the need to attract and retain high quality employees, overall shareholder dilution and the Black-Scholes values of the equity grant to the recipient, rather than the potential accounting charges associated with such grants. For comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes share related compensation in order to better understand the long-term performance of our core business and to compare our results to the results of our peer companies because of varying available valuation methodologies and the variety of award types that companies can use under GAAP. Furthermore, the value of share related compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. Accordingly, we believe that the presentation of adjusted EBITDA before share related compensation when read in conjunction with our reported GAAP results can provide useful supplemental information to our management, to investors and to our lenders regarding financial and business trends relating to our financial condition and results of operations.

Adjusted EBITDA before share related compensation has limitations due to the fact it does not include all compensation related expenses. For example, if we only paid cash based compensation as opposed to a portion in share related compensation, the cash compensation expense included in our general and administrative expenses would be higher. We compensate for this limitation by providing information required by GAAP about outstanding share based awards in the footnotes to our financial statements in our SEC filings. We believe equity based compensation is an important element of our compensation program and all forms of share related awards are valued and included as appropriate in our operating results.

The following table reconciles consolidated income (loss) before income taxes to consolidated adjusted EBITDA before share related compensation, as defined for the previous eight quarters and year-to-date through December 31, 2011 and December 31, 2012. In managing our business, we analyze our performance quarterly on a consolidated income (loss) before income tax basis.

INTERSECTIONS INC.
OTHER DATA, continued
(Unaudited)

	2011				2012

	For the Three Months Ended				For the Three Months Ended

	March 31	June 30	September 30	December 31	March 31	June 30	September 30	December 31

Reconciliation from consolidated income before income taxes to consolidated adjusted EBITDA before share related compensation

Consolidated income before income taxes	$7,882	$9,003	$7,583	$7,389	$10,517	$10,594	$9,372	$3,115
Non-cash share based compensation	1,690	1,805	1,828	1,267	1,841	1,947	1,795	1,252
Dividend equivalent payments to RSU holders and option holders	384	341	454	455	436	371	364	2,078
Goodwill, intangible and long-lived asset impairment charges	-	-	-	-	-	-	-	1,804
Depreciation	1,923	2,167	2,498	2,453	2,494	2,456	2,533	2,230
Amortization	1,000	1,017	906	905	885	886	885	886
Interest expense, net	100	210	190	309	151	130	33	93
Gain on settlement, net	-	-	-	(1,413)	-	-	-	-
Other expense (income), net	47	(174)	(124)	(31)	(34)	(16)	(221)	(202)
Consolidated adjusted EBITDA before share related compensation (1)	$13,026	$14,369	$13,335	$11,334	$16,290	$16,368	$14,761	$11,256

	For the Years Ended December 31,
	2011	2012
Reconciliation from consolidated income before income taxes to consolidated adjusted EBITDA before share related compensation

Consolidated income before income taxes	$31,857	$33,598
Non-cash share based compensation	6,590	6,835
Dividend equivalent payments to RSU holders and option holders	1,634	3,249
Goodwill, intangible and long-lived asset impairment charges	-	1,804
Depreciation	9,041	9,713
Amortization	3,828	3,542
Interest expense, net	809	407
Gain on settlement, net	(1,413)	-
Other income, net	(282)	(473)
Consolidated adjusted EBITDA before share related compensation (1)	$52,064	$58,675

For the reconciliation of certain non-GAAP measures visit our website at www.intersections.com.

Contact:

Intersections Inc.
Eric Miller
(703) 488-6100
intxinvestorrelations@intersections.com

Intersections Inc.

Reconciliation of Non-GAAP Financial Measures

As of March 18, 2013

The table below includes financial information prepared in accordance with accounting principles generally accepted in the United States, or GAAP, as well as other financial measures referred to as non-GAAP financial measures. Consolidated Adjusted EBITDA from continuing operations before share based compensation and non-cash asset impairment charges (“Adjusted EBITDA”) is presented in a manner consistent with the way management evaluates operating results and which management believes is useful to investors and others. An explanation regarding the company’s use of non-GAAP financial measures and a reconciliation of non-GAAP financial measures used by the company to GAAP measures is provided below. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, net income and the other information prepared in accordance with GAAP, and may not be comparable to similarly titled measures reported by other companies. Management strongly encourages shareholders to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure.

	CY	CY	CY
$'s in 000's	2011	2012	2013
	actual	actual	estimate

Consolidated income from before income taxes	$31,857	$33,598	$7,286

Non-cash share based compensation	6,590	6,835	8,021

Dividend Equivalent payments to RSU holders and option holders	1,634	3,249	1,539

Goodwill, intangible, and long-lived asset impairment charges	-	1,804	-

Depreciation	9,041	9,713	9,975

Amortization	3,828	3,542	3,483

Interest expense, net	809	407	100

Gain on settlement, net	(1,413)	-	-

Other expense (income), net	(282)	(473)	(403)

Consolidated adj. EBITDA from continuing operations before share related compensation	$52,064	$58,675	$30,000

Adjusted EBITDA represents consolidated income before income taxes plus share based compensation, non-cash goodwill, intangible and non-cash asset impairment charges, depreciation and amortization, interest income (expense), (gain) on settlement, and other income (expense). We believe that the Adjusted EBITDA calculation provides useful information to investors because it is an indicator of our operating performance. Adjusted EBITDA is commonly used as a basis for investors and analysts to evaluate and compare the periodic and future operating performance and value of companies within our industry. Our Board of Directors and management use Adjusted EBITDA to evaluate the operating performance of the company and our lenders use Adjusted EBITDA as a measure of our ability to make interest payments and to comply with our debt covenants.

We provide this information to show the impact of share based compensation on our operating results, as it is excluded from our internal operating and budgeting plans and measurements of financial performance; however, we do consider the dilutive impact to our shareholders when awarding share based compensation and consider both the Black-Scholes value and SFAS No. 123R value in connection therewith, and value such awards accordingly, and because determining the value of the related equity awards involved a high degree of judgment and estimation. We do not consider share based compensation charges when we evaluate the performance of our individual business groups or formulate our short and long-term operating plans. We hold our management team accountable for cash-based compensation and such amounts are included in their operating plans. Due to its nature, individual managers generally are unable to project the impact of share based compensation and accordingly we do not hold them accountable for the impact of equity award grants. When we consider making share based compensation grants, we primarily take into account the need to attract and retain high quality employees, overall shareholder dilution and the Black-Scholes values of the equity grant to the recipient, rather than the potential accounting charges associated with such grants. For comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes share based compensation in order to better understand the long-term performance of our core businesses and to compare our results to the results of our peer companies because of varying available valuation methodologies and the variety of award types that companies can use under SFAS No. 123R. Furthermore, unlike cash compensation, the value of share based compensation is determined using a complex formula that incorporates factors, such as market volatility, that are beyond our control. Accordingly, we believe that the presentation of Adjusted EBITDA when read in conjunction with our reported GAAP results can provide useful supplemental information to our management, to investors and to our lenders regarding financial and business trends relating to our financial condition and results of operations.

Adjusted EBITDA has limitations due to the fact it does not include all compensation related expenses. For example, if we only paid cash based compensation as opposed to a portion in share based compensation, the cash compensation expense included in our general and administrative expenses would be higher. We compensate for this limitation by providing information required by GAAP about outstanding share based awards in the footnotes to our financial statements in our filed document. We believe equity based compensation is an important element of our compensation program and all forms of share based awards are valued and included as appropriate in our operating results.

The above Adjusted EBITDA reconciliation is in support of guidance last given on March 18, 2013, and is considered a “forward-looking statement”. These forward-looking statements involve known and unknown risks and are subject to change based on various factors and uncertainties that may cause actual results to differ materially from those expressed or implied by those statements. Factors and uncertainties that may cause actual results to differ include, but are not limited to, the risks disclosed in the company’s filings with the U.S. Securities and Exchange Commission. The company undertakes no obligation to revise or update any forward-looking statements.